UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported)           April  8, 1999
                                                --------------------------------




                      THE EQUITABLE COMPANIES INCORPORATED
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




            Delaware                 1-11166               13-3623351
--------------------------------------------------------------------------------
       (State or other       (Commission File Number)   (I.R.S. Employer
       jurisdiction of                                   Identification
        incorporation)                                       Number)




                           1290 Avenue of the Americas
                            New York, New York 10104
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code          (212) 554-1234
                                                    ----------------------------



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Item 5. Other Events

               On April 8, 1999, Alliance Capital Management L.P. ("Alliance") issued a press release that announced a proposed reorganization of Alliance's business that will give investors in Alliance the choice between (1) continuing to hold liquid units of Alliance listed on the New York Stock Exchange that are subject to a federal tax on Alliance's gross business income and (2) holding a highly illiquid interest in a new private limited partnership ("Alliance II") that is not subject to that tax. The Equitable Life Assurance Society of the United States ("Equitable Life"), a wholly-owned subsidiary of The Equitable Companies Incorporated, and its affiliates beneficially own approximately 57% of the outstanding units of Alliance.

               The proposed reorganization will require the approval of a majority of Alliance's unaffiliated public unitholders and certain other contractual and regulatory approvals. The related exchange offer will take place pursuant to an exchange offer prospectus that Alliance will mail to unitholders. Equitable Life and its affiliates intend to exchange substantially all of their units in Alliance for limited partnership interests and a general partnership interest in Alliance
          II. Equitable Life, Alliance and Alliance II have entered into an Exchange Agreement, dated as of April 8, 1999, whereby Equitable Life has agreed, on the terms and conditions stated therein, to exchange, and to cause its affiliates who hold Alliance units to exchange, substantially all of such units for Alliance II units immediately following, and subject to the same terms and conditions as, the public exchange offer.

Item 7.   Financial Statements and Exhibits.

          (a) Financial Statements of Businesses Acquired

              None

          (b) Pro Forma Financial Information

              None

          (c) Exhibits

              99.1 Press Release of Alliance Capital Management L.P. dated
                   April 8, 1999

              99.2 Form of Exchange Agreement dated as of April 8, 1999 by and among Alliance Capital Management L.P., Alliance Capital Management L.P. II and The Equitable Life Assurance Society of the United States

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     THE EQUITABLE COMPANIES INCORPORATED



Dated: April 8, 1999                 By:  /s/Kevin R. Byrne
                                          --------------------------------------
                                          Kevin R. Byrne
                                          Senior Vice President and Treasurer

                                  EXHIBIT INDEX



Exhibit Number      Description
--------------      -----------


99.1                Press Release of Alliance Capital Management L.P. dated
                    April 8, 1999.

99.2 Form of Exchange Agreement dated as of April 8, 1999 by and among Alliance Capital Management L.P., Alliance Capital Management L.P. II and The Equitable Life Assurance Society of the United States








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